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                                                                   Exhibit 10.21


                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT (this "Amendment") is made this September 19, 2001 by and between GOLDEN EAGLE LEASING, INC., an Arizona corporation ("Borrower"), and WEBSTER BANK, a federally chartered savings bank ("Lender").

                                   Background

      A. Lender has extended a revolving credit loan in the maximum amount of $10,000,000 (the "Loan") to Borrower pursuant to the terms of the Loan and Security Agreement dated August 24, 2001 (the "Loan Agreement").

      B. The Revolving Credit Loan is evidenced by the revolving credit note dated August 24, 2001 in the original principal amount of $10,000,000 (the "Note"). The indebtedness of the Note is secured by Borrower's grant to Lender of a security interest in the Collateral, as such term is defined in the Loan Agreement.

      C. The Loan has been guarantied by Hypercom Corporation, the Borrower's parent corporation, pursuant to that certain guaranty dated as of August 24, 2001 (the "Guaranty" and together with the Loan Agreement, the Note, and all other documents relating thereto, the "Loan Documents").

      D. Borrower has requested that Lender modify the terms of the Loan Documents to provide for the release of Lender's security interest in certain Collateral under certain circumstances.

      E. Lender has agreed to Borrower's request, subject to the terms and conditions contained in this Amendment.

                                    Agreement

      In consideration of the Background, which is incorporated by this reference, other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and the mutual promises and covenants contained in this Amendment, the parties, intending to be bound legally, agree as follows:

      1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

      2. Amendment of Definition of Eligible Lease Receivables. Section 1.(ai) of the Loan Agreement is amended to read as follows:

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      "Eligible Lease Receivables" shall mean at the time of calculation or determination, any bona fide Lease Receivables in which the Lender has a first priority perfected security interest and assignment, and which arise from or in connection with any bona fide Lease in which the Lender has a first priority perfected security interest and assignment, and which Lease Receivables and/or Leases, as the case may be, satisfy all of the following requirements:

         (i) It is owing to Borrower and is subject to a validly perfected security interest and assignment in favor of Lender having priority over any other liens or encumbrances thereon;

         (ii) It is a valid, legally enforceable obligation of the Account Debtor thereunder and is not and may not become subject to any offset, counterclaim or, in the opinion of Lender, counterclaims, claims or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder;

         (iii) It is subject to no Liens whatsoever, except for the security interest or assignment of Lender hereunder (except for any applicable rights of the lessee under such Lease);

         (iv) The Leased Equipment regarding the Leases is subject to no Liens whatsoever, except for the security interest or assignment of Lender hereunder (and except for any applicable rights of the lessee under such Lease), and the Borrower has good and merchantable title to all of such Leased Equipment;

         (v) It has (or any payment thereunder) not remained unpaid for a period exceeding sixty (60) days from the date of the invoice and/or any payment due date and the first scheduled payment is due within thirty (30) days of the date of the Lease;

         (vi) It does not arise out of transactions with any Account Debtor located outside the United States of America or any Governmental Authority;

         (vii) Each Lease shall have an aggregate Gross Lease Receivable of no more than $100,000.00;

         (viii) The applicable Code Financing Statements in favor of the Lender and/or the Borrower, as the case may be, regarding the Leases, the Gross Lease Receivables and/or the Leased Equipment under the applicable Lease are duly filed and record in all appropriate offices and/or records;

         (ix) Borrower is the sole and absolute owner of all the applicable Leases, Gross Lease Receivables and Leased Equipment (subject only to the Liens of the Lender hereunder);


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         (x)      The applicable Leased Equipment under each Lease shall have been delivered and/or installed, shall be in good working order and shall have been fully and duly accepted by the lessee under the applicable Lease;

         (xi) It has been newly originated by the Borrower and is not part of a rewritten Lease;

         (xii) It shall be duly and fully insured under such liability and hazard insurance policies as the Lender may require in its sole discretion, which policies shall be in such amounts, with insurance carriers and on terms and conditions acceptable to the Lender in its sole discretion, including, without limitation, insuring the interest of the Borrower and its successors and assigns and upon the Lender's request or demand, naming the Lender as loss-payee and/or additional inured, as appropriate;

         (xiii)   It shall be, or arise from, a commercial transaction only;

         (xiv) Each of the Leases and any documentation relating thereto shall be marked, and contain a legend, that the executed counterpart marked "original" of the Lease and any documentation related thereto is the original of the Lease and all other counterparts are duplicates and to the extent, if any, that the Lease and any documentation related thereto constitutes Chattel Paper no security interest in the Lease and documentation related thereto may be created through the transfer or possession of any counterpart other than the counterpart marked "Original";

         (xv) Each Lease shall comply with all of the Borrower's credit standards, policies and procedures, including, without limitation, all risk acceptance criteria, which have been previously submitted to, and approved by, the Lender prior to the date of this Agreement;

         (xvi) It does not arise out of any Lease regarding used or residual equipment which has been returned or delivered to the Borrower for any reason whatsoever or has been repossessed by the Borrower;

         (xvii) It shall not arise out of any restructured or rewritten Leases or any Lease in default;

         (xviii) It shall not be due from an Account Debtor which is affiliated in any way whatsoever with any other Account Debtor with past due payments of more than sixty (60) days;

         (xix) Each Lease shall be in form and substance satisfactory in all respects to the Lender, and shall contain, among other things, "waiver-of-defense", "consent to assignment" and "consent to security interest" provisions, and


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                  any similar or like provisions, in favor of an assignee or a lender, as the case may be;

         (xx) It shall be in full compliance with all laws, statutes, rules, ordinances or governmental regulations of any kind whatsoever including, without limitation, any broker, truth-in-lending or leases or banking laws, rules or regulations;

         (xxi) It shall be assigned to the Lender by the Borrower pursuant to a duly executed collateral assignment which collateral assignment shall be in form and substance acceptable to the Lender in its sole discretion;

         (xxii) That no power of attorney is used in connection with the applicable Lease Receivable and/or Lease;

         (xxiii) A notice of assignment letter regarding the Lease Receivables, the Lease and the Leased Equipment in connection with any Lease having aggregate Gross Lease Receivable of $50,000.00 or more (or such lesser amount as lender, in its sole discretion, may hereafter designate) shall be duly executed by the Account Debtor, which notice of assignment letter shall be in form and substance satisfactory in all respects to the Lender;

         (xxiv) It does not arise out of transactions with any creditor of the Borrower or any Guarantor or any employee, officer, partner, Affiliate or Subsidiary of the Borrower and/or or any Guarantor;

         (xxv) The original Leases, schedules, acceptance certificates, riders, supplements, purchase options, exhibits, addendum, and any and all other documents or instruments executed and/or delivered in connection with, the Leases (including, without limitation, any guarantees or undertakings of any kind whatsoever of the same), shall have been delivered to the Lender or, if acceptable to the Lender (in its sole discretion), to the Trustee, on the Lender's behalf pursuant to the terms of this Agreement and/or the Trust Agreement, or any of the same which the Lender does not require to be delivered to it or to the Trustee shall be held by the Borrower in trust as trustee of an express trust for the Lender shall be promptly delivered to the Lender upon the Lender's request or demand for the same; and

         (xxvi) That any and all documents and/or instruments that the Lender shall request in connection with each such applicable Lease Receivable and/or Lease and/or Leased Equipment shall be promptly executed and/or delivered to the Lender or, if acceptable to the Lender (in its sole discretion), to the Trustee, on the Lender's behalf pursuant to the terms of this Agreement and/or the Trust Agreement, upon the Lender's request for the same.


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                  In the event of any dispute as to whether a Lease Receivable is or has ceased to be an Eligible Lease Receivable, the decision of the Lender shall control in its sole discretion. Any Eligible Lease Receivable which the Lender subsequently determines to be no longer eligible or acceptable hereunder at any time shall nevertheless be and remain at all times part of the Collateral except as otherwise provided in Section 7.5 hereof.

         3. Release of Ineligible Lease Receivables. The following shall be added as Section 7.5:

                  7.5 Release of Ineligible Lease Receivables Once per calendar month, Borrower may request the release of the Lender's security interest in those Eligible Lease Receivables which no longer meet the qualifications of an Eligible Lease Receivable and are no longer listed in any Lease Certificate or Borrowing Base Certificate upon which a Revolving Credit Advance has been based (an "Ineligible Lease Receivable"). Upon receipt of such request, and provided that (i) the then outstanding balance of the Loan does not exceed the Borrowing Availability, and (ii) no Defaults shall have occurred not cured within the applicable cure period if any, or waived by Lender, Lender shall agree to release its security interest in such Ineligible Lease Receivable by notifying Custodian of its approval of the Borrower's request. Any Ineligible Lease Receivable for which release is requested, but not approved by Lender shall remain part of the Collateral.

         4. Representations and Warranties. All of the representations, warranties and covenants contained in the Loan Documents are true and correct on and as of the date hereof.

         5. Conditions Precedent. Lender's obligations hereunder are subject to the satisfaction as of the date of this Amendment of each of the following conditions precedent which shall be in form, scope and substance satisfactory to Lender and its counsel:

            (a) Evidence of Corporate Action. Lender shall have received certified copies of all Board of Director resolutions (in form and substance satisfactory to Lender) made by Borrower to authorize the execution, delivery and performance of this Amendment, together with copies of all amendments to Borrower's Articles of Incorporation and By-Laws adopted since August 24, 2001, and such other papers as Lender or its counsel may reasonably require.

            (b) Guarantor's Documents. Lender shall have received a Reaffirmation of Guaranty, duly executed by the Guarantor, in form and substance satisfactory to Lender and its counsel.

            (c) Legal Fees. Borrower shall have reimbursed Lender for the legal fees and disbursements of Shipman & Goodwin LLP, counsel to Lender, in connection with the negotiation, review, execution and delivery of all of the documents prepared with respect to the transactions contemplated herein, plus related disbursements.


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            (d) Other Documents. Borrower shall have delivered to Lender such other documents as Lender or its counsel reasonably require.

         5. Reaffirmation of the Obligations. The Borrower acknowledges and reaffirms the Obligations, the Borrower's liability for repayment thereof and all previous grants of collateral by the Borrower to secure the Obligations. The Borrower acknowledges that no setoff, counterclaim or defense exists with respect to the Borrower's liability under the Obligations and that no claim against the Lender exists, and waives its right to raise any such setoff, counterclaim, defense or claim against the Lender arising out of occurrences on or prior to the date hereof.

         6. Loan Documents. Except to the extent explicitly modified by this Amendment or by any document contemplated by, or executed pursuant to the provisions of this Amendment, all of the provisions of the Loan Documents shall remain in full force and effect, including, without limitation, all representations, warranties, negative covenants, affirmative covenants, and events of default. In addition, as of the date hereof, the Borrower represents that the Borrower is in full compliance with all provisions of the Loan Document, and no Event of Default, as specified in the Loan Documents, and no event which, with the giving of notice or passage of time or both, would constitute an Event of Default, has occurred. Any default under any of the Loan Documents shall constitute a default hereunder.

         7. Other.

            (a) Prejudgement Remedy Waiver. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS TO WHICH THIS AMENDMENT RELATE ARE COMMERCIAL TRANSACTIONS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED AND IN EFFECT ON THE DATE HEREOF, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY OR OTHER RIGHT OR REMEDY THAT THE LENDER MAY ELECT TO USE OR OF WHICH IT MAY AVAIL ITSELF. THE BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. THE BORROWER FURTHER WAIVES ANY REQUIREMENT THAT LENDER OBTAIN A BOND OR OTHER SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER.

            (b) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND


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PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING
CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

            (c) Jury Waiver. THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE LOAN PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT OF SUCH LOAN OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE BORROWER AND THE LENDER HERETO. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY BEEN AGREED TO BY THE BORROWER.

                            SIGNATURE PAGE TO FOLLOW


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         The parties hereto have executed this Amendment as of the date first written above.

                                    GOLDEN EAGLE LEASING, INC.

                                    By:  /s/ Jonathon E. Killmer
                                         ---------------------------------------
                                         Name:  Jonathon E. Killmer
                                         Title:




                                    WEBSTER BANK

                                    By:  /s/ Glenn Marx
                                         ---------------------------------------
                                         Name:  Glenn Marx
                                         Title: Assistant Vice President


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